University of Louisville

Clarion University of Pennsylvania

University of Georgia

University of Kentucky

EdR®
50 YEARS

University of Connecticut

# SUPPLEMENTAL FINANCIAL INFORMATION

## Q4 • 2014

# TABLE OF CONTENTS

Financial Highlights ____ 1

Balance Sheet ____ 2

Operating Results ____ 3

Funds from Operations ____ 5

Community Operating Results ____ 6

Same-Community Expenses by Category ____ 7

Seasonality of Operations ____ 8

Preleasing Summary ____ 11

Same-Community Preleasing by Region and Distance ____ 12

Top Markets and States ____ 13

Owned Community Projected 2015 New Supply & Demand Information ____ 15

Owned Development Summary ____ 18

Third-Party Development Summary ____ 19

Capital Structure ____ 20

Unsecured Notes Covenants ____ 22

Reconciliation of Non-GAAP Measures ____ 23

2015 Guidance ____ 24

Community Listing – Owned ____ 26

Investor Relations ____ 27

Definitions ____ 28

Safe Harbor Statement ____ 29

EdR 50 YEARS

**Onward and Upward**

As we close our 50th anniversary year, we look back on one of the most successful and productive years in EdR's history: 13 buildings in nine developments opened on time and on budget, another year of industry-leading leasing numbers, and internal upgrades and organizational changes to create a more efficient and more successful company.

As we forge forward to our 51st year, EdR has a strong foundation for even greater success. We remain steadfast in our commitment to provide excellent customer service and desirable communities to our residents and university partners, and enhance our strong portfolio of high-quality communities to bring more value for our shareholders.

*COVER: Five EdR developments on schedule to open in summer 2015.*

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended December 31,				Year ended December 31,
	2014	2013	$ Chg	% Chg	2014	2013	$ Chg	% Chg

Same-community revenue	$35,221	$34,229	$992	2.9%	$128,680	$124,682	$3,998	3.2%
Total community revenue	61,645	51,139	10,506	20.5%	206,322	167,476	38,846	23.2%
Total revenue	66,504	55,198	11,306	20.5%	225,793	184,376	41,417	22.5%

Same-community net operating income	21,503	20,596	907	4.4%	70,740	68,192	2,548	3.7%
Total community net operating income	39,059	30,565	8,494	27.8%	113,673	87,519	26,154	29.9%
Total operating income	17,514	12,771	4,743	37.1%	23,940	24,330	(390)	(1.6)%

Net income	22,397	1,643	20,754	1,263.2%	47,055	4,323	42,732	988.5%
Per share - basic	$0.47	$0.04	$0.43	1,075.0%	$1.10	$0.11	$0.99	900.0%
Per share - diluted	0.47	0.04	0.43	1,075.0%	1.09	0.11	0.98	890.9%

Funds from operations (FFO)	25,025	21,665	3,360	15.5%	77,718	55,172	22,546	40.9%
Per weighted average share/unit (1)	$0.52	$0.56	$(0.04)	(7.1)%	$1.80	$1.43	$0.37	25.9%

Core funds from operations (Core FFO)	28,878	23,468	5,410	23.1%	80,339	63,099	17,240	27.3%
Per weighted average share/unit (1)	$0.60	$0.61	$(0.01)	(1.6)%	$1.86	$1.64	$0.22	13.4%

FINANCIAL RATIOS:
	12/31/2014		12/31/2013
Debt to gross assets	35.1%		42.8%
Net debt to enterprise value	28.1%		42.5%
Interest coverage ratio (TTM)	5.0x		4.6x
Net debt to EBITDA - Adjusted (TTM)	4.9x		6.5x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

FOURTH QUARTER 2014	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	December 31, 2014	December 31, 2013
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,586,009	$1,388,885
Assets under development	120,702	116,787
Cash and cash equivalents	18,385	22,073
Restricted cash	10,342	12,253
Other assets	76,199	70,567
Total assets	$1,811,637	$1,610,565

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$249,637	$422,681
Unsecured revolving credit facility	24,000	356,900
Unsecured term loan	187,500	—
Unsecured senior notes	250,000	—
Accounts payable and accrued expenses	76,869	67,646
Deferred revenue	17,301	23,498
Total liabilities	805,307	870,725

Commitments and contingencies	—	—

Redeemable noncontrolling interests	14,512	9,871

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 47,999,427 and 38,246,718 shares issued and outstanding as of December 31, 2014 and 2013, respectively	480	383
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,034,683	814,305
Accumulated deficit	(41,909)	(88,964)
Accumulated other comprehensive loss	(4,465)	—
Total EdR stockholders' equity	988,789	725,724
Noncontrolling interest	3,029	4,245
Total equity	991,818	729,969

Total liabilities and equity	$1,811,637	$1,610,565

(1) Amount is net of accumulated depreciation of $210,047 and $204,181, as of December 31, 2014 and 2013, respectively.

FOURTH QUARTER 2014	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2014	2013	$ Change	2014	2013	$ Change
Revenues:
Collegiate housing leasing revenue	$61,645	$51,139	$10,506	$206,322	$167,476	$38,846
Third-party development consulting services	1,541	999	542	6,805	2,989	3,816
Third-party management services	1,103	987	116	3,959	3,697	262
Operating expense reimbursements	2,215	2,073	142	8,707	10,214	(1,507)
Total revenues	66,504	55,198	11,306	225,793	184,376	41,417
Operating expenses:
Collegiate housing leasing operations	22,586	20,574	2,012	92,649	79,957	12,692
Development and management services	2,725	1,253	1,472	9,685	6,477	3,208
General and administrative	2,593	1,737	856	8,745	7,081	1,664
Development pursuit, acquisition costs and severance	—	248	(248)	1,372	597	775
Depreciation and amortization	16,045	14,551	1,494	58,974	48,098	10,876
Ground lease expense	2,826	1,991	835	8,988	7,622	1,366
Loss on impairment of collegiate housing properties	—	—	—	12,733	—	12,733
Reimbursable operating expenses	2,215	2,073	142	8,707	10,214	(1,507)
Total operating expenses	48,990	42,427	6,563	201,853	160,046	41,807

Operating income	17,514	12,771	4,743	23,940	24,330	(390)

Nonoperating (income) expenses:
Interest expense	5,580	5,049	531	20,656	17,526	3,130
Amortization of deferred financing costs	623	490	133	2,156	1,758	398
Interest income	(38)	(75)	37	(190)	(447)	257
Guarantee fee income from participating development	—	—	—	(3,000)	—	(3,000)
Interest on loan to participating development	—	—	—	(6,486)	—	(6,486)
Gain on insurance settlement	—	—	—	(8,133)	—	(8,133)
Loss on extinguishment of debt	2,651	—	2,651	3,543	—	3,543
Total nonoperating expenses	8,816	5,464	3,352	8,546	18,837	(10,291)
Income before equity in earnings (losses) of unconsolidated entities, income taxes, discontinued operations and gain on sale of collegiate housing communities	8,698	7,307	1,391	15,394	5,493	9,901
Equity in losses of unconsolidated entities	(340)	(101)	(239)	(710)	(203)	(507)
Income before income taxes, discontinued operations and gain on sale of collegiate housing properties	8,358	7,206	1,152	14,684	5,290	9,394
Income tax expense (benefit)	(337)	471	(808)	261	203	58
Income from continuing operations	8,695	6,735	1,960	14,423	5,087	9,336
Loss from discontinued operations	—	(4,790)	4,790	—	(456)	456
Income before gain on sale of collegiate housing communities	8,695	1,945	6,750	14,423	4,631	9,792
Gain on sale of collegiate housing communities	13,908	—	13,908	33,231	—	33,231
Net income	22,603	1,945	20,658	47,654	4,631	43,023
Less: Net income attributable to the noncontrolling interests	206	302	(96)	599	308	291
Net income attributable to Education Realty Trust, Inc.	$22,397	$1,643	$20,754	$47,055	$4,323	$42,732

FOURTH QUARTER 2014	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended December 31,			Year ended December 31,
	2014	2013	$ Change	2014	2013	$ Change
Other comprehensive income (loss):
Loss on cash flow hedging derivatives	(2,051)	—	(2,051)	(4,465)	—	(4,465)
Comprehensive income	$20,346	$1,643	$18,703	$42,590	$4,323	$38,267

Earnings per share information(1):
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic	$0.47	$0.04	$0.43	$1.10	$0.11	$0.99
Net income attributable to Education Realty Trust, Inc. common stockholders per share – diluted	$0.47	$0.04	$0.43	$1.09	$0.11	$0.98

Weighted average shares of common stock outstanding – basic	47,658	38,273		42,934	38,144
Weighted average shares of common stock outstanding – diluted (2)	48,002	38,619		43,277	38,490

(1) The Trust effected a 3-for-1 reserve stock split on December 1, 2014. Every three issued shares were reduced to one share. All shares and related information presented in these financial statements have been retroactively adjusted to reflect the reverse stock split.

(2) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Units. Total operating partnership units outstanding as of December 31, 2014 were 1,030,209.

FOURTH QUARTER 2014	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended December 31,			Year ended December 31,
	2014	2013	$ Change	2014	2013	$ Change
Net income attributable to EdR	$22,397	$1,643	$20,754	$47,055	$4,323	$42,732
Gain on sale of collegiate housing assets (1)	(13,908)	(18)	(13,890)	(33,231)	(3,913)	(29,318)
Gain on insurance settlement	—	—	—	(8,133)	—	(8,133)
Impairment losses (1)	—	5,001	(5,001)	12,733	5,001	7,732
Real estate related depreciation and amortization	15,690	14,737	953	58,055	49,316	8,739
Equity portion of real estate depreciation and amortization on equity investees	557	52	505	701	196	505
Noncontrolling interests	289	250	39	538	249	289
Funds from operations ("FFO")	25,025	21,665	3,360	77,718	55,172	22,546
percent change			15.5%			40.9%

FFO adjustments:
Loss on extinguishment of debt	2,651	—	2,651	3,543	—	3,543
Acquisition costs	—	113	(113)	1,058	393	665
Severance costs, net of tax	—	—	—	314	—	314
Straight-line adjustment for ground leases (2)	1,202	1,230	(28)	4,835	5,255	(420)
FFO adjustments	3,853	1,343	2,510	9,750	5,648	4,102

FFO on Participating Developments:(3)
Interest on loan to Participating Development	—	460	(460)	(5,581)	1,825	(7,406)
Development fees on Participating Development, net of costs and taxes	—	—	—	(1,548)	454	(2,002)
FFO on Participating Developments	—	460	(460)	(7,129)	2,279	(9,408)

Core funds from operations ("Core FFO")	$28,878	$23,468	$5,410	$80,339	$63,099	$17,240
percent change			23.1%			27.3%

FFO per weighted average share/unit (4)	$0.52	$0.56	$(0.04)	$1.80	$1.43	$0.37
percent change			(7.1)%			25.9%
Core FFO per weighted average share/unit (4)	$0.60	$0.61	$(0.01)	$1.86	$1.64	$0.22
percent change			(1.6)%			13.4%

Weighted average shares/units (4)	48,002	38,619	9,383	43,279	38,490	4,789
percent change			24.3%			12.4%

(1) All of the 2013 amounts are included in discontinued operations on the face of our statement of operations on pages 3 and 4.
(2)  This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3)  FFO on participating developments in 2013 represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is recognized under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan. In 2014, all previously deferred amounts were recognized in net income as our mezzanine investment was repaid in full.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2014	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Revenues
Same-communities(1)	$35,221	$34,229	$992	2.9%	$128,680	$124,682	$3,998	3.2%
New-communities (2)	25,271	10,887	14,384	NM	64,083	19,792	44,291	NM
Sold-communities(3)	1,153	6,023	(4,870)	NM	13,559	23,002	(9,443)	NM
Total revenues	61,645	51,139	10,506	20.5%	206,322	167,476	38,846	23.2%

Operating expenses (4)
Same-communities(1)	13,718	13,633	85	0.6%	57,940	56,490	1,450	2.6%
New-communities (2)	8,008	3,919	4,089	NM	25,992	9,873	16,119	NM
Sold-communities(3)	860	3,022	(2,162)	NM	8,717	13,594	(4,877)	NM
Total operating expenses	22,586	20,574	2,012	9.8%	92,649	79,957	12,692	15.9%

Net operating income
Same-communities(1)	21,503	20,596	907	4.4%	70,740	68,192	2,548	3.7%
New-communities (2)	17,263	6,968	10,295	NM	38,091	9,919	28,172	NM
Sold-communities(3)	293	3,001	(2,708)	NM	4,842	9,408	(4,566)	NM
Total net operating income	$39,059	$30,565	$8,494	27.8%	$113,673	$87,519	$26,154	29.9%

Note: As noted in our September 29, 2014 release on 2014/2015 opening leasing results, the reported same-community leasing revenue growth of 4% achieved for the 2014/2015 lease term was expected to equate to revenue growth of just under 3% in the fourth quarter of 2014 and approximately 4% in the first and second quarters of 2015 due to a difference in the same-community mix for financial reporting purposes and leasing purposes.

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods. See page 26 of this supplement for a listing of same-communities.

(2) See page 26 of this supplement for a listing of which communities are categorized as new-communities.
(3) Represents operating results from communities sold in 2014.
(4) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FOURTH QUARTER 2014	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended December 31, 2014			Three months ended December 31, 2013
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$4,343	$241	31%	$4,128	$229	31%	$215	5.2%
On-Site Payroll	2,549	141	19%	2,432	135	18%	117	4.8%
General & Administrative(2)	2,506	139	18%	2,168	120	16%	338	15.6%
Maintenance & Repairs(3)	785	44	6%	886	49	6%	(101)	(11.4)%
Marketing	662	37	5%	689	38	5%	(27)	(3.9)%
Total Direct Operating Expenses	$10,845	$602	79%	$10,303	$571	76%	$542	5.3%

Real Estate Taxes	2,451	136	18%	2,887	160	21%	(436)	(15.1)%
Insurance	422	23	3%	443	25	3%	(21)	(4.7)%
Total Fixed Operating Expenses	$2,873	$159	21%	$3,330	$185	24%	$(457)	(13.7)%
Total Property Operating Expenses	$13,718	$761	100%	$13,633	$756	100%	$85	0.6%

	Year ended December 31, 2014			Year ended December 31, 2013
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$16,628	$922	28%	$16,033	889	29%	595	3.7%
On-Site Payroll	10,286	570	18%	9,891	548	18%	395	4.0%
General & Administrative(2)	9,511	527	16%	9,428	523	16%	83	0.9%
Maintenance & Repairs(3)	6,145	341	11%	6,163	342	11%	(18)	(0.3)%
Marketing	2,823	156	5%	2,954	164	5%	(131)	(4.4)%
Total Direct Operating Expenses	$45,393	$2,516	78%	$44,469	$2,466	79%	$924	2.1%

Real Estate Taxes	10,859	602	19%	10,245	568	18%	614	6.0%
Insurance	1,688	94	3%	1,776	98	3%	(88)	(5.0)%
Total Fixed Operating Expenses	$12,547	$696	22%	$12,021	$666	21%	$526	4.4%
Total Property Operating Expenses	$57,940	$3,212	100%	$56,490	$3,132	100%	$1,450	2.6%

Same-community beds	18,039

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

FOURTH QUARTER 2014	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
2014 Same Communities
Revenue	$34,229	$33,325	$31,067	$29,067	$35,221	$128,680
Operating Expenses	13,633	13,771	13,578	16,873	13,718	57,940
Net Operating Income	$20,596	$19,554	$17,489	$12,194	$21,503	$70,740
Margin	60%	59%	56%	42%	61%	55%
Beds	54,117	54,117	54,117	54,117	54,117	216,468
Occupancy(1)	94.8%	93.8%	87.9%	89.4%	95.7%	91.7%
Net Apartment Rent per Occupied Bed	$631	$620	$607	$540	$644	$604
Other Income per Occupied Bed	36	36	46	61	36	44
Total Revenue per Occupied Bed	$667	$656	$653	$601	$680	$648
Operating Expense per Available Bed	$250	$254	$251	$312	$253	$268

2014 New Communities
Revenue	$10,887	$11,772	$11,116	$15,924	$25,271	$64,083
Operating Expenses	3,919	5,215	5,008	7,761	8,008	25,992
Net Operating Income	$6,968	$6,557	$6,108	$8,163	$17,263	$38,091
Margin	64%	56%	55%	51%	68%	59%
Beds	14,407	15,237	15,237	23,375	28,794	82,643
Occupancy(1)	93.0%	92.4%	84.9%	90.9%	97.2%	92.3%
Net Apartment Rent per Occupied Bed	$750	$776	$784	$684	$863	$784
Other Income per Occupied Bed	63	60	75	65	40	57
Total Revenue per Occupied Bed	$813	$836	$859	$749	$903	$841
Operating Expense per Available Bed	$272	$342	$329	$332	$278	$315

2014 Sold Communities
Revenue	$6,023	$5,614	$4,127	$2,665	$1,153	$13,559
Operating Expenses	3,022	3,182	2,389	2,286	860	8,717
Net Operating Income	$3,001	$2,432	$1,738	$379	$293	$4,842
Margin	50%	43%	42%	14%	25%	36%
Beds	14,592	12,912	9,552	6,384	1,628	30,476
Occupancy(1)	89.6%	89.0%	90.0%	88.5%	89.2%	89.2%
Net Apartment Rent per Occupied Bed	$443	$464	$455	$426	$754	$469
Other Income per Occupied Bed	17	25	25	46	40	30
Total Revenue per Occupied Bed	$460	$489	$480	$472	$794	$499
Operating Expense per Available Bed	$207	$245	$250	$362	$529	$286

FOURTH QUARTER 2014	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
2014 Total Communities
Revenue	$51,139	$50,711	$46,310	$47,656	$61,645	$206,322
Operating Expenses	20,574	22,168	20,975	26,920	22,586	92,649
Net Operating Income	$30,565	$28,543	$25,335	$20,736	$39,059	$113,673
Margin	60%	56%	55%	44%	63%	55%
Beds	83,116	82,266	78,906	83,876	84,539	329,587
Occupancy(1)	93.2%	92.8%	87.6%	89.8%	96.1%	91.6%
Net Apartment Rent per Occupied Bed	620	625	621	572	721	637
Other Income per Occupied Bed	38	39	49	61	37	46
Total Revenue per Occupied Bed	658	664	670	633	758	683
Operating Expense per Available Bed	247	269	266	321	268	281

(1) Represents the weighted average physical occupancy for the period presented.

FOURTH QUARTER 2014	9

2014 RESULTS PRESENTED IN 2015 SAME-COMMUNITY MIX

Build-up to 2015 Same Community Mix
(Amounts in thousands, except beds and per bed amounts)	Three Months Ended				Total / Weighted Average - Full Year 2014
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
2014 Same Communities
Revenue	$33,325	$31,067	$29,067	$35,221	$128,680
Operating Expenses	13,771	13,578	16,873	13,718	57,940
Net Operating Income	$19,554	$17,489	$12,194	$21,503	$70,740
Margin	59%	56%	42%	61%	55%
Beds	54,117	54,117	54,117	54,117	216,468
Occupancy(1)	93.8%	87.9%	89.4%	95.7%	91.7%
Net Apartment Rent per Occupied Bed	$620	$607	$540	$644	$604
Other Income per Occupied Bed	36	46	61	36	44
Total Revenue per Occupied Bed	$656	$653	$601	$680	$648
Operating Expense per Available Bed	$254	$251	$312	$253	$268

2015 New Same Communities
Revenue	$11,674	$11,027	$10,997	$13,448	$47,146
Operating Expenses	4,671	4,379	5,580	4,996	19,626
Net Operating Income	$7,003	$6,648	$5,417	$8,452	$27,520
Margin	60%	60%	49%	63%	58%
Beds	15,120	15,120	15,120	15,120	60,480
Occupancy(1)	92.4%	84.8%	88.6%	98.6%	91.1%
Net Apartment Rent per Occupied Bed	$776	$784	$735	$845	$787
Other Income per Occupied Bed	60	76	85	56	69
Total Revenue per Occupied Bed	$836	$860	$820	$901	$856
Operating Expense per Available Bed	$309	$290	$369	$330	$325

2015 Same Communities
Revenue	$44,999	$42,094	$40,064	$48,669	$175,826
Operating Expenses	18,442	17,957	22,453	18,714	77,566
Net Operating Income	$26,557	$24,137	$17,611	$29,955	$98,260
Margin	59%	57%	44%	62%	56%
Beds	69,237	69,237	69,237	69,237	276,948
Occupancy(1)	93.5%	87.3%	89.2%	96.4%	91.6%
Net Apartment Rent per Occupied Bed	$654	$645	$583	$689	$644
Other Income per Occupied Bed	41	52	66	40	50
Total Revenue per Occupied Bed	$695	$697	$649	$729	$694
Operating Expense per Available Bed	$266	$259	$324	$270	$280

(1) Represents the weighted average physical occupancy for the period presented.

FOURTH QUARTER 2014	10

PRELEASING SUMMARY

				Preleasing at February 17,
	Design Beds	% of NOI	2014 Opening Occupancy	2015	2014	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	2,906	6.9%	81.6%	22.4%	19.5%	2.9%	1.0%
Prior Year Occupancy 90% to 94.9% (Tier 2)	2,063	9.0%	92.2%	36.4%	40.2%	(3.8)%	3.4%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,772	18.5%	97.4%	46.3%	44.0%	2.3%	2.0%
Subtotal - Tiers 1 - 3	10,741	34.4%	92.1%	37.9%	36.6%	1.3%
Prior Year Occupancy 98% and Above (Tier 4)	13,014	65.6%	99.6%	69.1%	67.7%	1.4%	3.6%
Total Same-Communities (1)	23,755	100.0%	96.2%	55.0%	53.7%	1.3%	3.0%
Total New-Communities (2)	1,947			43.9%
Total Communities	25,702			54.1%

Projected Fall Revenue:
The same-community portfolio is projected to obtain a 2.5% to 3.5% increase in revenue for the upcoming lease term, with net rates up 3% and occupancies consistent with the prior year.

NOTE: Leasing update does not include 2,982 same-community beds or 1,610 new-community beds to be delivered in 2015 at the University of Kentucky. Although the university's assignment process does not occur until May, all 4,592 beds, which include the 601 beds delivered in 2013, 2,381 beds delivered in 2014, and 1,610 beds to be delivered in 2015, are currently 90% applied for this fall.

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2015/2016 leasing cycle. Design Beds for Same-Communities included in the 2015 Preleasing Summary above include the following design beds: (1) Total same-community design beds on page 26 of 18,039, plus (2) 5,716 design beds on communities that are considered same for leasing purposes (see footnote 1 on page 26).

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following: (1) our 2014 acquisition of The District on Apache (900 beds) and (2) beds at our 2015 development deliveries - The Oaks on the Square - Phase IV (391 beds) and The Retreat at Louisville (656 beds).

FOURTH QUARTER 2014	11

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at February 17,
	Design Beds	% of NOI	2014 Opening Occupancy	2015	2014	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	5,811	30.5%	95.0%	65.7%	65.5%	0.2%	3.5%
Midwest	2,636	7.5%	93.6%	32.6%	31.0%	1.6%	1.8%
North	3,206	12.9%	99.3%	67.4%	65.2%	2.2%	3.6%
South Central	4,094	20.6%	97.9%	59.6%	59.4%	0.2%	3.3%
Southeast	5,681	18.1%	96.1%	46.8%	43.7%	3.1%	2.0%
West	2,327	10.4%	95.4%	48.4%	48.1%	0.3%	3.2%
Total Same-Communities	23,755	100.0%	96.2%	55.0%	53.7%	1.3%	3.0%

Same-Communities - by Distance from Campus
0-0.2 miles	13,310	65.9%	97.4%	61.2%	58.4%	2.8%	3.3%
0.21-0.49 miles	2,144	7.2%	97.1%	42.6%	42.1%	0.5%	3.0%
0.5-0.99 miles	1,004	4.1%	99.1%	56.8%	74.2%	(17.4)%	3.0%
1.0-1.99 miles	5,437	17.7%	92.0%	44.8%	38.9%	5.9%	2.3%
2.0 & > miles	1,860	5.1%	97.9%	53.9%	65.3%	(11.4)%	2.1%
Total Same-Communities	23,755	100.0%	96.2%	55.0%	53.7%	1.3%	3.0%

NOTE: Leasing update does not include 2,982 same-community beds or 1,610 new-community beds to be delivered in 2015 at the University of Kentucky. Although the university's assignment process does not occur until May, all 4,592 beds, which include the 601 beds delivered in 2013, 2,381 beds delivered in 2014, and 1,610 beds to be delivered in 2015, are currently 90% applied for this fall.

(1) See definition of regions on page 28.

FOURTH QUARTER 2014	12

TOP EdR MARKETS AND STATES BY REVENUE

# Top EdR Markets by Revenue*

Other 17.9%
University of Kentucky 7.2%
Pennsylvania State University 6.0%
University of Texas at Austin 4.6%
Syracuse University 4.5%
University of Mississippi 4.5%
North Carolina State 4.3%
University of Virginia 4.0%
University of Connecticut 4.0%
Texas Tech University 4.0%
Texas Christian University 3.8%
Arizona State University 3.6%
University of Alabama 3.4%
University of Florida 3.3%
University of Arizona 3.1%
University of Central Florida 2.9%
Florida State University 2.8%
University of Michigan 2.5%
Kent State University 2.5%
East Carolina University 2.4%
University of Tennessee 2.3%
Purdue University 2.3%
Southern Illinois University 2.2%
University of West Georgia 2.1%

*The data above is based on actual 2014 revenues, but excludes properties that were sold during 2014.

FOURTH QUARTER 2014	13

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Texas 12.4%
Florida 10.0%
Kentucky 7.2%
North Carolina 7.2%
Arizona 6.7%
Pennsylvania 6.0%
Missouri 4.6%
New York 4.5%
Mississippi 4.5%
Michigan 4.0%
Virginia 4.0%
Connecticut 4.0%
Indiana 3.7%
Georgia 3.7%
Oklahoma 3.6%
Alabama 3.4%
California 3.0%
Ohio 2.5%
Tennessee 2.3%
Illinois 2.2%
Other 0.5%

*The data above is based on actual 2014 revenues, but excludes properties that were sold during 2014.

FOURTH QUARTER 2014	14

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

New supply expected to slow 15% from 2014 to 2015

EdR Market and Revenue Growth

*Enrollment projection represents the 3-year enrollment CAGR through 2013 for our markets.

FOURTH QUARTER 2014	15

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2015 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2015 New Supply %	Variance
West	3,227	11%	12%	2.2%	0.5%	1.7%
Mid Atlantic	6,201	20%	25%	0.8%	1.6%	(0.8)%
North	3,206	11%	9%	0.6%	1.8%	(1.2)%
South Central	9,342	30%	34%	1.9%	1.2%	0.7%
Southeast	5,681	19%	14%	1.6%	2.4%	(0.8)%
Midwest	2,636	9%	6%	2.2%	3.2%	(1.0)%
Total	30,293	100%	100%	1.5%	1.6%	(0.1)%

Region (4)	Anticipated 2015 Enrollment Growth (2)	2015 Supply Growth	Variance
West	3,259	882	2,377
Mid Atlantic	1,269	2,721	(1,452)
North	1,391	3,136	(1,745)
South Central	2,671	2,117	554
Southeast	3,392	5,790	(2,398)
Midwest	2,053	3,064	(1,011)
Total	14,035	17,710	(3,675)

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2015 developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2015 development deliveries. NOI is based on current 2014 net operating income with proforma adjustments for 2015 developments and developments or acquisitions that have been operating less than 12 months.

(2) Extrapolated from 2013 enrollment statistics from National Center for Education Statistics using the previous 3-year enrollment growth percentage.
(3) Total Owned Beds reported herein include Total Communities design beds on page 26 of 27,637 plus 1,610 of beds related to the 2015 deliveries at the University of Kentucky, 390 beds for 2015 delivery at the University of Connecticut, and 656 beds for 2015 delivery at the University of Louisville (see page 18).

(4) See definition of regions on page 28.

FOURTH QUARTER 2014	16

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Projected 2015 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	12	33%	7,328	25%	25%
0.1% to 1.0%	6	16%	4,808	16%	13%
1.0% - 3.0%	11	30%	12,758	42%	46%
3.0% - 5.0%	4	11%	3,101	10%	8%
> 5.0%	4	10%	2,298	7%	8%
Total	37	100%	30,293	100%	100%

University Markets with > 5% Increase in 2015 New Supply

University	New Supply Increase	Pro Forma EdR NOI %
University of Louisville	8.4%	2.5%
St. Louis University	7.3%	1.2%
University of Oklahoma	6.8%	1.2%
University of Alabama	5.8%	3.0%
		7.9%

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2015 developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2015 development deliveries. NOI is based on current 2014 net operating income with proforma adjustments for 2015 developments and developments or acquisitions that have been operating less than 12 months.

FOURTH QUARTER 2014	17

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

Active Projects	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost		EdR's Share of Development Cost to be Funded
University of Kentucky - Woodland Glen III, IV & V	ONE Plan (1)	1,610	In progress	Summer 2015	$101,172	100%	$101,172		$29,905
University of Georgia - Georgia Heights	Joint Venture (2)	292	In progress	Summer 2015	55,615	50%	27,808	(2)	23
University of Connecticut - The Oaks on the Square Ph IV	Wholly Owned	390	In progress	Summer 2015	45,000	100%	45,000		32,320
University of Louisville - The Retreat at Louisville	Joint Venture	656	In Progress	Summer 2015	45,000	75%	33,750		18,871
Total - 2015 Deliveries		2,948			$246,787		$207,730		$81,119

University of Kentucky - Limestone Park I & II	ONE Plan (1)	1,141	In progress	Summer 2016	$83,911	100%	$83,911		$76,833
University of Mississippi - The Retreat - Phase II	Wholly Owned	350	In progress	Summer 2016	25,600	100%	25,600		25,600
Total - 2016 Deliveries		1,491			$109,511		$109,511		$102,433
Total Active Projects		4,439			$356,298		$317,241		$183,552

Recently Awarded - 2017 Deliveries	Project Type	Bed Count	Total Project Development Cost
Boise State University	ONE Plan (1)
Arkansas State University	ONE Plan (1)
University of Kentucky	ONE Plan (1)
University of Kentucky - Honors College	ONE Plan (1)
Total Recently Awarded - 2017 Deliveries		2,000	$150,000

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(2) This project is not majority owned. As such, it will not be consolidated and we will recognize our portion of profits through equity in earnings on the income statement. Also as a result, the costs to be funded only represent EdR’s remaining required equity contribution.

FOURTH QUARTER 2014	18

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Year Ended December 31, 2013 (1)	Remaining Fees to Earn
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	$55,104	$2,092	$—	$931	$1,161
East Stroudsburg University - Pennsylvania Ph II	488	Summer 2015	Summer 2016	TBD	TBD	—	—	—
University of Cal. Berkeley - Bowles Hall	186	Summer 2015	Summer 2016	TBD	TBD	—	—	—
Total	1,402			$55,104	$2,092	$—	$931	$1,161

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

FOURTH QUARTER 2014	19

CAPITAL STRUCTURE

as of December 31, 2014			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets		Fixed Rate - Mortgage Debt	$140,270	5.5%	3.1
Debt(1)	709,651	Variable Rate - Mortgage Debt	34,000	2.3%	1.5
Gross Assets(2)	2,021,684	Variable Rate - Construction Debt	73,881	2.4%	0.6
Debt to Gross Assets	35.1%	Fixed Rate - 5 Yr. Unsecured Term Loan (6)	65,000	2.9%	4.0
		Fixed Rate - 7 Yr. Unsecured Term Loan (6)	122,500	3.9%	6.0
Net Debt to Enterprise Value		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	9.9
Net Debt(1)	$691,266	Variable Rate - Unsecured Revolving Credit Facility	24,000	1.4%	3.9
Market Equity (3)	1,768,864	Debt(1) / Weighted Average	$709,651	4.0%	5.8
Enterprise Value	$2,460,130	Less: Cash	18,385
		Net Debt	$691,266
Net Debt to Enterprise Value	28.1%

Interest Coverage (TTM)(4)	5.0x
Net Debt to EBITDA - Adjusted (TTM)(5)	4.9x
Variable Rate Debt to Total Debt	18.6%

(1) Excludes unamortized debt premium of $1.5 million.
(2) Excludes accumulated depreciation of $210 million.
(3) Market equity includes 47,999,427 shares of the Company's common stock and 1,030,209 Operating Partnership Units, which are convertible into 343,389 common shares, and is calculated using $36.59 per share, the closing price of the Company's common stock on December 31, 2014.

(4) Equals Adjusted EBITDA of $103.8 million divided by interest expense of $20.7 million.
(5)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized debt premium) less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FOURTH QUARTER 2014	20

CAPITAL STRUCTURE

Weighted Average Interest Rate of Debt Maturing Each Year (1)
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Mortgage Loans	—%	4.2%	5.5%	—%	6.0%	5.7%	—%	—%	—%	—%
Total Debt	2.4%	3.1%	5.0%	1.4%	4.3%	5.7%	3.9%	—%	—%	4.6%

(1) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FOURTH QUARTER 2014	21

UNSECURED SENIOR NOTE COVENANTS

as of December 31, 2014
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	35.2%
Secured Debt to Total Asset Value	≤ 40%	12.3%
Unencumbered Asset Value to Unsecured Debt	> 150%	331.1%
Interest Coverage	> 1.5x	3.35x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA:
EdR Adjusted EBITDA(2)	$103,830
Pro forma Adjustments - acquisitions & dispositions (1)	2,192
Total Adjusted Pro Forma EBITDA	$106,022

Pro Forma Interest Expense:
Interest expense	$20,656
Add back: Capitalized interest	5,767
Pro forma adjustments	5,210
Pro forma interest expense	$31,633

Interest Coverage	3.35x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 23 for a reconciliation to EdR Adjusted EBITDA.

FOURTH QUARTER 2014	22

RECONCILIATION OF NON-GAAP MEASURES

(Amounts in thousands)
	For the Year Ended December 31,
Adjusted EBITDA and Pro Forma Adjusted EBITDA:	2014	2013
Net income attributable to common shareholders	$47,055	$4,323
Straight line adjustment for ground leases	4,835	5,255
Acquisition costs	1,058	393
Depreciation and amortization	58,974	48,098
Depreciation and amortization - discontinued operations	—	1,767
Loss on impairment of collegiate housing assets	12,733	5,001
Gain on sale of collegiate housing assets	(33,231)	(3,913)
Gain on insurance settlement	(8,133)	—
Interest expense	20,656	17,526
Amortization of deferred financing costs	2,156	1,758
Interest income	(190)	(447)
Interest on loan to participating development	(6,486)	—
Loss on extinguishment of debt	3,543	—
Income tax expense (benefit)	261	203
Noncontrolling interests	599	308
Adjusted EBITDA	103,830	80,272
Annualize acquisitions, developments and dispositions(1)	13,446	15,485
Pro Forma Adjusted EBITDA	$117,276	$95,757

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

FOURTH QUARTER 2014	23

2015 GUIDANCE

(Amounts in thousands, except share and per share data)	Year ending December 31, 2015
	Low End	High End

Net income attributable to EdR	$12,000	$16,000

Real estate related depreciation and amortization	65,300	65,300
Equity portion of real estate depreciation and amortization on equity investees	1,920	1,920
Noncontrolling interests	60	60
FFO	$79,280	$83,280
FFO adjustments:
Straight-line adjustment for ground leases(1)	4,800	4,800
FFO adjustments	4,800	4,800

Core FFO	$84,080	$88,080

FFO per weighted average share/unit(2)	$1.64	$1.72

Core FFO per weighted average share/unit(2)	$1.74	$1.82

Weighted average shares/units(2)	48,365	48,365

Note: See page 25 for for details on guidance assumptions.

(1) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

FOURTH QUARTER 2014	24

2015 GUIDANCE

(Amounts in thousands, except per share data)
2015 Guidance Assumptions

Core FFO					Development and Management Services
	Low		High	Change from 2014 (%)		Low		High
Core FFO	$84,080		$88,080		Third-party development services revenue	$1,250		$1,250
Core FFO per share	$1.74		$1.82	2% to 6% below	Third-party management services revenue	$3,800		$3,800

2015 Combined-Community Net Operating Income Guidance Assumptions					G&A and Nonoperating Expenses
	Low		High	Timing		Low		High
Same-community 2015/2016 leasing Same-community occupancy growth	(0.50)%	-	0.50%	Fall 2015	Interest expense, net of capitalized interest and including amortization of deferred financing costs	$28,000	-	$29,000
Same-community rental rate growth	3%			Fall 2015
Same-community total revenue growth	4%	-	5%	Full year	General and administrative expenses (including management and development services)	$20,000	-	$21,000
					Ground lease expense, excluding straight-line	$6,200
Same-community operating expense growth	3%	-	4%	Full year	Non-real estate depreciation	$1,700
Same-community net operating income growth	4%	-	6%	Full year
					Other
Loss of 2014 NOI from 2014 dispositions	$(4,800)					Low		High
					Income tax expense	$500
New-communities:					Equity in earnings (losses) of unconsolidated entities (1)	$(500)
Acquisitions	none				Core FFO depreciation add back related to unconsolidated entities above (1)	$2,000
NOI on 2015 development deliveries (1)	$6,000			See page 18
NOI on 2014 developments and acquisitions (1)	$28,000				Full year weighted average shares	48,365
Preopening expenses, included in above	$1,000

(1) The Marshall, delivered in 2014, and Georgia Heights, to be delivered mid-August 2015 will not included in community NOI as they are not consolidated for financial statement purposes. The net income these communities, which includes depreciation and interest, will be included in equity in earnings of unconsolidated entities with an FFO add back for depreciation.

FOURTH QUARTER 2014	25

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Players Club	Florida State University	Jan '05	336	Campus Village	Michigan State University	Oct '12	355
The Commons	Florida State University	Jan '05	732	The Province	Kent State University	Nov '12	596
University Towers	North Carolina State University	Jan '05	889	The Suites at Overton Park	Texas Tech University	Dec '12	465
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Pointe	Pennsylvania State University	Jan '05	984		Total Same-Communities(1)		18,039
The Lofts	University of Central Florida	Jan '05	730
The Reserve at Athens	University of Georgia	Jan '05	612	The Lotus(1)	University of Colorado, Boulder	Nov '11, Aug '14	235
The Reserve at Columbia	University of Missouri	Jan '05	676	The Oaks on the Square(1)	University of Connecticut	Aug '12, Aug '13	503
Commons at Knoxville	University of Tennessee	Jan '05	708	3949(1)	Saint Louis University	Aug '13	256
Campus Creek	University of Mississippi	Feb '05	636	Central Hall I & II (ONE Plan)(2)	University of Kentucky	Aug '13	601
Campus Lodge	University of Florida	Jun '05	1,115	2400 Nueces (ONE Plan)(1)	University of Texas at Austin	Aug '13	655
Cape Trails	Southeast Missouri State University	Jan '06	360	Roosevelt Point(1)	Arizona State University- Downtown Phoenix	Aug '13	609
Carrollton Crossing	University of West Georgia	Jan '06	336	The Retreat at Oxford(1)	University of Mississippi	Aug '13	668
River Pointe	University of West Georgia	Jan '06	504	The Retreat at State College(1)	Pennsylvania State University	Sept '13	587
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Cottages on Lindberg(1)	Purdue University	Sept '13	745
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Varsity(1)	University of Michigan	Dec '13	416
GrandMarc at The Corner	University of Virginia	Oct '10	641	605 West(1)	Duke University	Aug '14	384
Wertland Square	University of Virginia	Mar '11	152	109 Tower(1)	Florida International University	Aug '14	542
Jefferson Commons	University of Virginia	Mar '11	82	The Oaks on the Square- Ph III(1)	University of Connecticut	Aug '14	116
The Berk	University of California, Berkeley	May '11	165	Champions Court II (ONE Plan)(2)	University of Kentucky	Aug '14	427
University Village Towers	University of California, Riverside	Sept '11	554	Haggin Hall I (ONE Plan)(2)	University of Kentucky	Aug '14	396
Irish Row	University of Notre Dame	Nov '11	326	Champions Court I (ONE Plan)(2)	University of Kentucky	Aug '14	740
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	Woodland Glen I & II (ONE Plan)(2)	University of Kentucky	Aug '14	818
The Reserve on Stinson	University of Oklahoma	Jan '12	612	The District on Apache(3)	Arizona State University- Tempe	Sept '14	900
Campus West (ONE Plan)	Syracuse University	Aug '12	313		Total New-Communities		9,598
East Edge	University of Alabama	Aug '12	774		Total Owned-Communities		27,637
The Province	East Carolina University	Sept '12	728
The District on 5th	University of Arizona	Oct '12	764

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2015/2016 leasing purposes, as the Company managed the leasing process for the 2014/2015 lease cycle and is currently managing the leasing process for the 2015/2016 lease cycle. Total same-community beds for leasing purposes is 23,755.

(2) The Kentucky communities, totaling 2,982 beds, are excluded from the leasing update on pages 11 and 12, as the assignment process does not occur until May.
(3) This property is considered new for purposes of leasing, as we did not manage the leasing process for the 2014/2015 lease year.

FOURTH QUARTER 2014	26

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
J. Drew Koester	Chief Accounting Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293	kford@keybanccm.com
MLV & Co., LLC	Ryan Meliker	(212) 542-5872	rmeliker@mlvco.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

FOURTH QUARTER 2014	27

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

FOURTH QUARTER 2014	28

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FOURTH QUARTER 2014	29